UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Item 1: Report to Shareholders

Global Technology Fund	June 30, 2011

The views and opinions in this report were current as of June 30, 2011. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global technology stocks had a mixed performance in the first half of 2011. Europe sovereign debt fears and uneven economic news about the sustainability of the global economic recovery weighed on investor confidence. However, corporate earnings continued to exceed expectations. Stock selection in communications equipment and software, as well as our general success navigating the aftermath of the Japan earthquake, helped drive solid performance that easily exceeded the benchmark and our peer group.

PERFORMANCE COMPARISON

Our fund posted a gain of 8.39% for the six-month period ended June 30, 2011, and outperformed the MSCI All Country World Index–Information Technology, which tracks global technology stocks in various international markets, and the Lipper Global Science & Technology Funds Index. Small- and mid-cap companies were particularly strong performers. Larger technology companies continue to trade at a historic valuation discount.

The fund’s long-term relative performance remains exceptional. Based on cumulative total return, Lipper ranked the Global Technology Fund 8 of 41, 1 of 23, 1 of 22, and 3 of 13 global science and technology funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2011, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Economic conditions swung between encouraging early in the year to unsettling by June. Many governments struggled with debt burdens and high unemployment. The U.S. economy appeared to hit a soft patch amid higher gas prices set off by unrest in the Middle East and North Africa and further weakening in the housing market due to rising foreclosures and far more supply than demand. Gross domestic product growth, which accelerated throughout 2010, began to stumble.

Nonetheless, corporations appeared to be on more solid ground, as companies utilized technological advances to produce more goods with fewer workers. Corporate balance sheets and profits also continued to improve, mergers and acquisitions picked up, and the pipeline of initial public offerings expanded. Indeed, business capital spending has been rising and exports are growing, an environment that suggests that the economic recovery remains intact.

PORTFOLIO REVIEW

Technology stocks normally experience seasonal weakness in the first quarter, and this year the slowdown in business was compounded by the devastating earthquake and tsunami that struck Japan in March. Fragile economic fundamentals, weak seasonal sales, and the Japan tragedy were a shock to the global auto and technology supply chains, increasing uncertainty in these markets. Despite a struggling domestic economy, Japan remains a global leader in many areas of the technology semiconductor and component and materials food chain.

The Japan crisis tested our portfolio and the quality of the hardware and component companies that we own. We were very pleased with their performance and avoided nearly all of the disruption and its adverse impact. We also took advantage of the sell-off in Japanese stocks to add high-quality companies to the portfolio, including Murata, Hitachi Chemical, Fanuc, and Tokyo Electron. Indeed, stock picking helped us generate strong gains in the first half of the year. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Communications equipment and software were important contributors to your fund’s performance. Alcatel-Lucent and JDS Uniphase performed well in the first half of 2011. Both companies have differentiating intellectual property positions and should continue to benefit from the global Internet bandwidth network expansion. However, we sold our position in Alcatel-Lucent because the company had stellar performance, and we exercised our sell discipline to move into better opportunities. Qualcomm continues to be a key enabler for the global adoption of 3G wireless mobility.

Software contributors included Opnet Technologies, TIBCO Software, Informatica, and Commvault Systems. These companies are focused on the integration, storage, and analytics of enterprise data. Enterprise technology departments are struggling with an unprecedented data explosion, resulting in an urgency to adopt tools to manage, integrate, and store these data. We think that we are early investors in a long-term powerful trend in enterprise data management.

We seized opportunities among emerging market stocks. Our holdings in China and Taiwan were solid performers. Baidu, Sina, and China Unicom generated solid results and continue to offer strong growth prospects. Baidu has 85% of market share in the search business in China and is likely to be a longer-term leader in both contextual display and mobile advertising. Sina is two companies rolled into one. It has one of the most visited Internet portals in China, as well as a viral social networking product that is unique to China. It can best be thought of as a hybrid of social media companies Facebook and Twitter, with 175 million users and growing rapidly.

Tokyo Electron, Broadcom, and Triquint Semiconductor hampered results as the sluggish economy and aftermath of the Japan earthquake pushed the semiconductor industry into what we think is a midcycle correction. We have increased our position in semiconductor capital equipment companies as we see promising signs in this segment of the market. Broadcom and Triquint fit our view of the durable shift to global wireless connectivity. Both companies struggled with dwindling customers and inventory adjustments, but we expect improvements in the coming months.

STRATEGY REVIEW AND OUTLOOK

The current economic uncertainty makes equity markets vulnerable to a near-term correction. However, we are encouraged by improved economic conditions and the general sense that governments and policymakers are beginning to tackle structural challenges, notably the debt crisis in Europe and the worsening public debt situation in the U.S. Economic conditions continue to improve, although not on a trajectory that can meaningfully reduce unemployment in much of the developed world.

We believe that the second half of 2011 has the potential to be a better environment for technology stocks. The Japanese supply chain will have largely stabilized by late summer, which could lead to a snapback in auto production—this is important for technology companies supplying increasingly complex auto electronics. We also see the summer correction in semiconductors and semiconductor capital equipment as laying the groundwork for momentum in the second half of 2011 and 2012.

Larger technology companies continue to trade at historic valuation discounts, and we have spent considerable time seeking out long-term opportunities in this asset class. While we are mindful of some stretched valuations for smaller technology companies, most of these stocks are attractively valued relative to the market and on a historical basis. We are structuring the fund to maximize exposure to stocks with individual or unique drivers that do not rely on cyclical growth trends. Mobile computing, connected devices, and the growth of consumer and infrastructure technology in the emerging world continue to be the fund’s investment themes.

Apple and Qualcomm are our biggest bets in mobile computing. We also own lesser-known or poorly understood companies, such as Britain-based IQE, a world leader in gallium arsenide semiconductor technology used in radios. Wistron NeWeb, based in Taiwan, has exposure to connected TVs and new technologies used in home networking. The adoption of mobile computing has fueled new Internet and software business developers. Google, Baidu, Nuance Communications, and Trimble Navigation are holdings that stand to benefit from growth through mobile connectivity.

We are focused on the theme of “big data,” or how businesses can handle the exploding volumes of data being created by today’s digital world. Businesses are challenged to turn data into information. Informatica, TIBCO, Autonomy, and Oracle are our best ideas for 2011 in this area.

We intend to maintain a rigorous investment process, which has served us well over the years in a variety of economic environments. Bottom-up stock selection—a strong focus at T. Rowe Price—is proving to be critical to performance. We will use our global research team to “turn over more stones” than our competitors in an effort to find new opportunities.

Once again, we thank you for your continued confidence and support.

Respectfully submitted,

David J. Eiswert
President of the fund and chairman of its Investment Advisory Committee

July 20, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Gross domestic product: The total market value of all goods and services produced in a country in a given year.

Lipper Global Science & Technology Funds Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI All Country World Index–Information Technology: An index that tracks information technology stocks in developed and emerging markets.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000 ($1,000 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts employing automatic investing; accounts electing to receive electronic delivery of account statements, transaction confirmations, and prospectuses and shareholder reports; accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000); and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.8%		
ELECTRONIC TECHNOLOGY 0.5%		
Hardware/Peripherals/Distribution 0.5%		
Gemalto (EUR)	57,361	2,743
Total Electronic Technology		2,743
ENERGY 0.2%		
Energy Related 0.2%		
A123 Systems (1)	202,700	1,078
Total Energy		1,078
HARDWARE 19.8%		
Consumer Electronics 10.1%		
Apple (1)	136,500	45,819
Dolby Laboratories, Class A (1)	47,400	2,013
Holtek Semiconductor (TWD)	2,266,000	3,298
RealD (1)	101,000	2,362
		53,492
Enterprise Hardware 4.5%		
EMC (1)	138,700	3,821
Hewlett-Packard	76,600	2,788
Hitachi Chemical (JPY)	379,600	7,554
Murata Manufacturing (JPY)	42,300	2,826
NetApp (1)	73,800	3,895
Synnex Technology International (TWD)	1,073,501	2,611
		23,495
Supply Chain/Electronic Manufacturing 5.2%		
Chroma Ate (TWD)	604,570	1,926
Elpida Memory (JPY) (1)	382,500	4,503
Epistar (TWD)	1,239,000	3,691
Fanuc (JPY)	27,300	4,552
OSG (JPY)	138,100	1,926

Quanta Computer (TWD)	989,000	2,347
TE Connectivity	155,100	5,702
TPK Holding (TWD) (1)	97,000	2,976
		27,623
Total Hardware		104,610
HEALTH CARE 0.5%		
Healthcare Services 0.5%		
athenahealth (1)	60,500	2,487
Total Health Care		2,487
IT SERVICES 3.1%		
IT Services 3.1%		
Genpact (1)	255,300	4,401
Infotech Enterprises (INR) (1)	604,619	1,941
iSoftstone Holdings, ADR (1)	342,400	5,242
Playtech (GBP)	902,013	4,925
Total IT Services		16,509
MEDIA 14.2%		
Cable/Satellite 0.7%		
Eutelsat (EUR)	85,918	3,865
		3,865
Internet 13.2%		
Amazon.com (1)	41,200	8,425
Baidu, ADR (1)	131,900	18,483
Ctrip.com International, ADR (1)	59,330	2,556
Facebook, Acquisition Date: 3/31 - 5/19/11 Acquisition Cost $2,044 (1)(2)	81,723	2,317
Google, Class A (1)	25,600	12,963
Info Edge India (INR)	162,620	2,632

Netflix (1)	10,400	2,732
Pandora Media (1)(3)	93,600	1,770
priceline.com (1)	13,700	7,013
Sina (1)	71,100	7,402
Tencent Holdings (HKD)	52,200	1,433
Yandex (1)	19,400	689
Youku.com, ADR (1)	42,211	1,450
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $- (1)(2)	2	—
		69,865
Media & Entertainment 0.3%		
Mail.Ru, GDR (1)(4)	39,900	1,326
		1,326
Total Media		75,056
SEMICONDUCTORS 17.8%		
Analog Semiconductors 0.6%		
Avago Technologies	79,700	3,029
		3,029
Digital Semiconductors 10.9%		
ARM Holdings (GBP)	269,322	2,547
Atmel (1)	348,800	4,908
Broadcom, Class A	325,900	10,963
IQE (GBP) (1)	4,902,276	3,426
Kopin (1)	623,000	2,934
Marvell Technology Group (1)	170,400	2,516
Micron Technology (1)	237,100	1,774
NVIDIA (1)	78,700	1,254
ON Semiconductor (1)	244,900	2,564
Samsung Electronics (KRW)	12,949	10,065
SanDisk (1)	128,300	5,324

TriQuint Semiconductor (1)	927,900	9,455
		57,730
Semiconductor Capital Equipment 6.3%		
ASML (EUR)	206,727	7,616
Cymer (1)	29,000	1,436
Disco (JPY)	35,800	2,269
Lam Research (1)	87,100	3,857
Novellus Systems (1)	77,100	2,787
Tokyo Electron (JPY)	279,800	15,264
		33,229
Total Semiconductors		93,988
SOFTWARE 18.2%		
Applications Software 8.0%		
Ariba (1)	210,100	7,242
AutoNavi, ADR (1)	269,200	3,998
Autonomy (GBP) (1)	157,583	4,317
Aveva Group (GBP)	84,595	2,326
Concur Technologies (1)	89,100	4,461
Informatica (1)	88,691	5,182
Kofax (GBP) (1)	151,613	1,078
Nuance Communications (1)	283,700	6,091
Synaptics (1)	110,200	2,837
Ultimate Software Group (1)	64,600	3,516
Wacom (JPY)	1,124	1,311
		42,359
Consumer Software 0.7%		
Electronic Arts (1)	54,400	1,284
Gameloft (EUR) (1)	368,499	2,672
		3,956

Enterprise Software 2.2%		
Blackboard (1)	86,400	3,749
Commvault Systems (1)	90,700	4,031
QLIK Technologies (1)	106,600	3,631
		11,411
Infrastructure Software 5.8%		
Microsoft	403,600	10,494
OPNET Technologies	102,033	4,177
Oracle	116,300	3,827
Red Hat (1)	76,900	3,530
TIBCO Software (1)	291,500	8,459
		30,487
Systems Software 0.7%		
Velti (1)	217,800	3,683
		3,683
Technical Software 0.8%		
Autodesk (1)	102,685	3,964
		3,964
Total Software		95,860
TELECOM EQUIPMENT 16.3%		
Wireless Equipment 6.4%		
Motorola Mobility (1)	390,450	8,605
Qualcomm	323,700	18,383
Trimble Navigation (1)	170,400	6,755
		33,743
Wireline Equipment 9.9%		
Aruba Networks (1)	144,000	4,255
Cisco Systems	387,500	6,049
Corning	724,700	13,153

SHORT-TERM INVESTMENTS 1.2%

Money Market Funds 1.2%

T. Rowe Price Government Reserve Investment Fund, 0.09% (6)(7)	6,352,109	6,352
Total Short-Term Investments (Cost $6,352)		6,352

SECURITIES LENDING COLLATERAL 0.2%

Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 0.2%

Money Market Funds 0.2%

T. Rowe Price Reserve Investment Fund, 0.13% (6)(7)	1,263,600	1,264
Total Investments through Securities Lending Program with State Street Bank and Trust Company		1,264
Total Securities Lending Collateral (Cost $1,264)		1,264
Total Investments in Securities 100.3% of Net Assets (Cost $468,729)		**$ 529,463**

‡ Denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $12,195 and represents 2.3% of net assets.

(3) All or a portion of this security is on loan at June 30, 2011 -- total value of such securities at period-end amounts to $1,327. See Note 4.

(4) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $1,326 and represents 0.3% of net assets.

(5) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(6) Seven-day yield

(7) Affiliated Companies

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2011. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 6/30/11	Value 12/31/10
T. Rowe Price Government Reserve Investment Fund, 0.09%	¤	¤	$ 8	$ 6,352	$ 13,460
T. Rowe Price Reserve Investment Fund, 0.13%	¤	¤	-^	1,264	1,032
Totals			$ 8	$ 7,616	$ 14,492

¤ Purchase and sale information not shown for cash management funds.

^ Excludes earnings on securities lending collateral investments, which are subject to rebates and fees as described in Note 4.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 7,616
Dividend income	8
Interest income	-
Investment income	$ 8
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Assets and Liabilities

($000s, except shares and per share amounts)

Assets	
Investments in securities, at value (cost $468,729)	$ 529,463
Receivable for shares sold	1,281
Receivable for investment securities sold	1,261
Cash	106
Dividends and interest receivable	67
Other assets	89
Total assets	532,267
Liabilities	
Payable for investment securities purchased	2,574
Obligation to return securities lending collateral	1,264
Investment management fees payable	316
Payable for shares redeemed	309
Due to affiliates	41
Unrealized loss on forward currency exchange contracts	21
Other liabilities	85
Total liabilities	4,610
NET ASSETS	$ 527,657
Net Assets Consist of:	
Accumulated net investment loss	$ (921)
Accumulated undistributed net realized gain	14,932
Net unrealized gain	60,713
Paid-in capital applicable to 51,694,565 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares authorized	452,933
NET ASSETS	$ 527,657
NET ASSET VALUE PER SHARE	$ 10.21

The accompanying notes are an integral part of these financial statements.

Unaudited

Statement of Operations

($000s)

	6 Months Ended 6/30/11
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $82)	$ 1,360
Securities lending	93
Interest	10
Total income	1,463
Expenses	
Investment management	1,820
Shareholder servicing	354
Prospectus and shareholder reports	29
Custody and accounting	112
Registration	37
Legal and audit	21
Directors	4
Miscellaneous	7
Total Expenses	2,384
Net investment loss	(921)
Realized and Unrealized Gain (Loss)	
Net realized gain	
Securities	26,919
Foreign currency transactions	20
Net realized gain	26,939
Change in net unrealized gain (loss)	
Securities	4,761
When-issued sales commitments	(23)
Other assets and liabilities denominated in foreign currencies	83
Change in net unrealized gain	4,821
Net realized and unrealized gain	31,760
INCREASE IN NET ASSETS FROM OPERATIONS	$ 30,839

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the six months ended June 30, 2011. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on June 30, 2011:

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2011. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at June 30, 2011, totaled $1,864,000 for the six months ended June 30, 2011.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended June 30, 2011, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of June 30, 2011, the fund held foreign exchange derivatives with a fair value of $(21,000), included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the six months ended June 30, 2011, the fund recognized $(148,000) of realized loss on Foreign Currency Transactions and a $84,000 change in unrealized gain on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended June 30, 2011, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At June 30, 2011, approximately 18% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities are not. On June 30, 2011, the value of loaned securities was $1,327,000 and cash collateral investments totaled $1,264,000.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession, but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments.

American and Global Depository Receipts The fund may invest in American Depository Receipts (ADRs) and/or Global Depository Receipts (GDRs), certificates issued by U.S. and international banks that represent ownership of foreign securities held by the issuing bank. ADRs and GDRs are transferable, trade on established markets, and entitle the holder to all dividends and capital gains paid by the underlying foreign security. Issuing banks generally charge a security administration fee. Such fees are included in custody and accounting expense in the accompanying Statement of Operations and totaled $15,000 for the six months ended June 30, 2011.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. In accordance with GAAP, cash pledged by counterparties to the fund is included in the fund’s net assets, however, securities pledged by counterparties to the fund are not recorded by the fund. As of June 30, 2011, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $351,510,000 and $230,220,000, respectively, for the six months ended June 30, 2011.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

In accordance with federal tax regulations, the fund recognized capital losses in the current period for tax purposes that had been recognized in the prior fiscal year for financial reporting purposes. Such deferrals relate to net capital losses realized between November 1, 2010 and December 31, 2010, and totaled $58,000. The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of December 31, 2010, the fund had $11,228,000 of unused capital loss carryforwards, which expire in fiscal 2016.

At June 30, 2011, the cost of investments for federal income tax purposes was $468,729,000. Net unrealized gain aggregated $60,713,000 at period-end, of which $76,924,000 related to appreciated investments and $16,211,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2011, the fund had no deferred tax liability attributable to foreign securities and $1,690,000 of foreign capital loss carryforwards, including $838,000 that expire in 2014, $832,000 that expire in 2015, and $20,000 that expire in 2017.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2011, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2011, expenses incurred pursuant to these service agreements were $63,000 for Price Associates; $209,000 for T. Rowe Price Services, Inc.; and $18,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2011, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing 1% of the fund’s net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 9, 2011, the fund’s Board of Directors (Board) unanimously approved the continuation of the investment advisory contract (Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities, as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the 1-, 3-, 5-, and 10-year periods, as well as the fund’s year-by-year returns, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board also received information on the estimated costs incurred and profits realized by the Advisor and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Advisor. Under the Contract, the fund pays a fee to the Advisor composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board determined that it would be appropriate to introduce another breakpoint into the group fee rate, effective May 1, 2011, to allow fund shareholders to participate in additional economies of scale. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate was above the median for certain groups of comparable funds but at or below the median for other groups of comparable funds. The information also indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds but below the median for other groups of comparable funds. The Board also reviewed the fee schedules for institutional accounts of the Advisor and its affiliates with similar mandates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, which are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it advises, and showing that the Advisor performs significant additional services and assumes greater risk for the fund and other T. Rowe Price mutual funds that it advises than it does for institutional account clients. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board was assisted by the advice of independent legal counsel and concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	August 17, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	August 17, 2011